UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Strategic Global Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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Strategic Global Income Fund, Inc.

(New York Stock Exchange Trading Symbol: SGL)

1285 Avenue of the Americas

New York, New York 10019-6028

Dear Shareholder:

Important information regarding the annual shareholders meeting of Strategic Global Income Fund, Inc. (the “Fund”) is enclosed. We encourage you to review it carefully.

On October 13, 2015, the Board of Directors (the “Board”) announced that it had determined to approve a proposal to liquidate and dissolve the Fund. Therefore, at the annual meeting, the shareholders of the Fund will be asked to consider and vote upon a proposal to liquidate and dissolve the Fund. In addition to the proposal to liquidate and dissolve the Fund, as in years past, shareholders will be asked to elect directors of the Fund.

While the proposal to liquidate and dissolve the Fund is discussed in much greater detail in the enclosed Proxy Statement, which we urge you to review carefully, we have prepared answers to what we anticipate may be some of your questions regarding the liquidation proposal on the next few pages.

For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR the proposal to elect three directors and FOR the proposal to liquidate and dissolve the Fund. Please use the enclosed proxy card to authorize the named proxies to cast your votes TODAY by signing, dating and returning your proxy card in the enclosed postage-paid envelope. You may also have the ability to submit a proxy by telephone or Internet; please consult the enclosed proxy card or voting instruction form for further guidance.

On behalf of the Fund, I thank you for your continued support.

Sincerely,

Mark E. Carver

President of the Fund

January [28], 2016

Some Questions and Answers Regarding the Proposed Liquidation and Dissolution

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the materials. For that reason, the information below is qualified in its entirety by reference to the enclosed Proxy Statement and the Plan of Liquidation, which is appended to it as Exhibit A.

What factors did the Board consider in determining to recommend the Liquidation Proposal?

The Board of Directors (the “Board”) of Strategic Global Income Fund, Inc. (the “Fund”), after careful deliberation and a thorough review of the available alternatives and circumstances, and based upon the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”), the Fund’s investment adviser, determined that a proposal to liquidate and dissolve the Fund (the “Liquidation Proposal”) would be in the best interests of the Fund, and unanimously adopted and approved a Plan of Liquidation and Dissolution (the “Plan”) subject to the approval of the Fund’s shareholders at the next annual meeting of shareholders (the “Shareholder Meeting”). The Board weighed a variety of factors, including (in no particular order):

•	anticipated benefits to all shareholders that would result from liquidation, particularly the return of the full net asset value of the Fund’s shares to shareholders;

•	the Fund’s persistent trading discount;

•	the Board’s and UBS AM’s previous attention to, and efforts to address, the Fund’s trading discount;

•	the recommendation of the Fund’s investment adviser and its management team;

•	the significant holdings and increased interest of activist investors and shareholders that tend to vote with activist investors; and

•	possible alternatives to liquidation.

The Board concluded that liquidation and dissolution would be in the best interests of the Fund and its shareholders. In particular, the Board considered that liquidation and dissolution would be beneficial to all shareholders; that the Fund had been trading at a significant discount to its net asset value for an extended period of time, and previous actions undertaken to address the discount had not significantly reduced the discount; that activist investors and investors that tend to vote with activists had taken large positions in the shares of the Fund; and that alternative possible methods of addressing the discount likely would be less beneficial to shareholders than liquidation of the Fund, and could require the commitment of significant additional resources, which would not be available, and would provide no guarantee that the discount would be reduced. Based on these considerations, among others, on balance, the Board—consistent with the recommendation of Fund management—determined that liquidation and dissolution would be the best option.

The Board recognizes that liquidation and dissolution is an extraordinary action, and it does not make this proposal lightly.

However, given the totality of the circumstances outlined above, the Board believes that liquidation and dissolution would be in the best interests of the Fund and its shareholders. In recommending liquidation and dissolution, the Board is also mindful of the knowledge and experience of UBS AM, which it believes is well positioned to enable shareholders to realize the best value for their shares in an orderly liquidation.

If the Liquidation Proposal is approved at the Shareholder Meeting, what will happen next?

If the Liquidation Proposal is approved by shareholders, management will proceed to liquidate and dissolve the Fund. The Plan would become effective as of the date of its approval by shareholders. As soon as reasonably practicable thereafter, the Board would determine a “cessation date” after which the Fund would cease its business as an investment company and would not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, liquidating portfolio securities, discharging or making reasonable provision for the payment of all liabilities and distributing its remaining assets to shareholders.

What if the Liquidation Proposal is not approved at the Shareholder Meeting?

If the Liquidation Proposal is not approved by shareholders, the Fund will not be liquidated and dissolved and will continue operations pending consideration of other alternatives in the future. The Fund would likely continue to trade at a significant discount to net asset value, which may widen with the defeat of the Liquidation Proposal. The Board believes such an outcome is not in the best interest of the Fund or its shareholders.

Who is eligible to vote on the Liquidation Proposal?

Holders of common stock of record as of the close of business on January 15, 2016 are entitled to vote at the meeting.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” the Liquidation Proposal.

What vote is required to approve the Liquidation Proposal?

The approval of the Liquidation Proposal requires the affirmative vote of a simple majority of the votes entitled to be cast on the proposal. That is, a majority vote of the Fund’s outstanding shares.

How would liquidation and dissolution affect the Fund and my investment?

If the Liquidation Proposal is approved by the Fund’s shareholders, the Fund’s assets will be sold and, after paying or setting aside reserves for the payment of liabilities, the proceeds will be distributed to the Fund’s shareholders and the Fund will be dissolved pursuant to the Plan. Shareholders should carefully read and consider the discussion of this proposal and the Plan in the Proxy Statement found below.

Where do I find further information about the Liquidation Proposal?

Further information about the Liquidation Proposal, including the tax implications of the proposed liquidation and dissolution of the Fund, is available in the attached Proxy Statement.

What are the tax implications for shareholders if the Fund is liquidated?

For federal income tax purposes, the liquidation of the Fund will generally be treated as a taxable event with respect to shareholders that hold shares in a taxable account. Each shareholder who receives a liquidating distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the liquidating distribution exceeds (or is less than) the shareholder’s tax basis on his or her liquidating Fund shares. For more information, please see “Tax consequences of liquidation and dissolution” in the enclosed Proxy Statement.

Why am I also being asked to approve the election of three directors?

Shareholders are also being asked to approve the election of the Class III directors. The term of the current Class III directors would otherwise expire after the March 2016 annual shareholder meeting, if they were not re-elected. It is anticipated that, if the proposals are approved, the Class III directors would serve an abbreviated term that would expire, along with the terms of the Class I and Class II directors, when the Fund is liquidated and dissolved.

Strategic Global Income Fund, Inc.

(New York Stock Exchange Trading Symbol: SGL)

Notice of annual meeting of shareholders

March 28, 2016

To the shareholders:

The annual meeting of shareholders of Strategic Global Income Fund, Inc. (the “Fund”) will be held on March 28, 2016 at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028 for the following purposes:

(1)	To elect three (3) directors to serve as Class III directors for three (3) year terms and until their successors are elected and qualify (if shareholders approve the preceding proposal to liquidate the Fund, such director terms would expire earlier when the Fund is liquidated and dissolved);

(2)	To consider and vote upon a proposal that the Fund be liquidated and dissolved pursuant to a Plan of Liquidation and Dissolution; and

(3)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You are entitled to vote at the meeting and any adjournment or postponement thereof if you owned Fund shares at the close of business on January 15, 2016. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

By order of the Board of Directors,

Mark F. Kemper

Vice President and Secretary

January [28], 2016

1285 Avenue of the Americas

New York, New York 10019-6028

Your vote is important no matter how many shares you own

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” each of the nominees for director named in the attached proxy statement and “FOR” the liquidation and, in the proxies’ discretion, either “FOR” or “AGAINST” any other business that may properly arise at the annual meeting. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o JohnB. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

Strategic Global Income Fund, Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Proxy statement

Annual meeting of shareholders to be held on March 28, 2016

This proxy statement is furnished to the shareholders of Strategic Global Income Fund, Inc. (the “Fund”) in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be exercised at the annual meeting of the shareholders of the Fund to be held on March 28, 2016, at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028, or any adjournment or postponement thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about January [28], 2016.

Shareholders of record at the close of business on January 15, 2016, are entitled to notice of and to vote at the meeting. The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the chairman of the meeting has the power to adjourn the meeting, to a date not more than 120 days after the original record date for the meeting, without notice other than announcement at the meeting. The shareholders present, either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough shareholders to leave fewer than required to establish a quorum.

Broker non-votes are proxies for shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter, but will have the effect of a vote against Proposal 2.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received by the Fund properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR each of the three nominees for Class III director named herein and FOR the liquidation proposal and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund’s Secretary care of UBS Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given.

As of the record date, January 15, 2016, the Fund had [18,258,828] shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but

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also may include telephone or oral communications by regular employees of UBS Asset Management (Americas) Inc. (“UBS AM”) or UBS Financial Services Inc., who will not receive any compensation therefor from the Fund. The Fund has made arrangements for assistance with the solicitation of proxies, as described in the section below, entitled “Solicitation of Proxies.” Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

UBS AM serves as the Fund’s investment advisor and administrator. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. Principal business offices of UBS AM are located at 1285 Avenue of the Americas, New York, New York 10019-6028 and at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS Group AG is Bahnhofstrasse 45, Zurich, Switzerland.

The Fund’s annual report containing financial statements for the fiscal year ended November 30, 2015, is being mailed to shareholders concurrently with this proxy statement.

Proposal 1. Election of directors

The Board proposes the election of Richard Armstrong, Alan Bernikow and David Malpass to serve as Class III directors for a three year term expiring in 2019 and until their successors are duly elected and qualify, or until they resign or are otherwise removed. If shareholders approve the preceding proposal to liquidate the Fund, the directors would serve abbreviated terms that would expire when the Fund is liquidated and dissolved. Each nominee has indicated his or her willingness to serve if elected. Each of Messrs. Armstrong and Bernikow was last elected director at an Annual Meeting of Shareholders held on March 14, 2013. The Board of the Fund elected David Malpass to serve as Class III director of the Fund, effective May 20, 2014. If you properly execute and return the enclosed proxy card, unless you give contrary instructions on the proxy card, then your shares will be voted FOR the election of the three nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.

Directors, including any who are not “interested persons” of the Fund as that term is defined in the 1940 Act (“Independent Directors”), shall be elected by a plurality of votes cast, provided a quorum is present.

Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (27 persons) beneficially owned any shares of the Fund on December 31, 2015.

Listed in the table below is a brief description of the experience of each nominee and each other director, both as a director or trustee of other funds, as well as other recent professional experience.

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Nominees:

Name, address, and age	Position(s) held with Fund	Term of office* and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by nominee	Other directorships held by nominee
Independent directors:

Richard Q. Armstrong; 80 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Class III Director and Chairman of the Board of Directors	Current term expires 2016; since 1996 (Director); since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None

Alan S. Bernikow; 75 207 Benedict Ave. Staten Island, NY 10314	Class III Director	Current term expires 2016; since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

David Malpass; 59 Encima Global, LLC 645 Madison Avenue 5th Floor New York, NY 10022	Class III Director	Current term expires 2016; since 2014	Mr. Malpass is the President and founder of Encima Global, LLC (economic research and consulting firm) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services).	Mr. Malpass is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corporation (business development company) (and serves as a member of its audit committee).

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Other Directors:

Name, address, and age	Position(s) held with Fund	Term of office* and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by director	Other directorships held by director
Interested director:

Meyer Feldberg†; 73 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Class I Director	Term expires 2017; since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as President of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 18 investment companies (consisting of 59 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.
Independent directors:

Richard R. Burt; 68 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Class I Director	Term expires 2017; since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each fund’s audit, nominating and governance committees).

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Name, address, and age	Position(s) held with Fund	Term of office* and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by director	Other directorships held by director

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Class II Director	Term expires 2018; since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 56 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Class II Director	Term expires 2018; since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None

*	Following the expiration of his or her term, each director holds office until his or her successor is elected and qualifies, or until he or she resigns or is otherwise removed.

†	Professor Feldberg is deemed an “interested person” of the Fund as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Information about nominee/other director beneficial ownership of fund shares

Nominee/other director	Dollar range of equity securities in Fund†	Aggregate dollar range of equity securities in all registered investment companies overseen by nominee/other director for which UBS AM or an affiliate serves as investment advisor or manager†
Interested director:
Meyer Feldberg	None	[Over $100,000]

Independent nominees/ other directors:
Richard Q. Armstrong	None	[Over $100,000]
Alan S. Bernikow	None	[Over $100,000]
Richard R. Burt	None	[Over $100,000]
Bernard H. Garil	None	[Over $100,000]
Heather R. Higgins	None	[Over $100,000]
David Malpass	None	[Over $100,000]

†	[Information regarding ownership of shares of the Fund and in all registered investment companies overseen by the nominee/other director for which UBS AM serves as investment advisor or manager is as of December 31, 2015.]

It is the Board’s policy that each member invest more than $100,000, in the aggregate, in the UBS AM funds he or she oversees. Such investments by a Board member may be dispersed across a number of funds, and may not necessarily be made in any one particular fund.

Additional information about the Board

Leadership structure and qualifications of Board of Directors

The Board is responsible for oversight of the Fund. The Board is currently composed of seven directors, six of whom are Independent Directors. The remaining director is independent of UBS AM but is an “interested person” of the Fund within the meaning of the 1940 Act because he is employed by a registered broker-dealer that may execute transactions with the Fund from time to time. The Board members have selected an Independent Director to act as chairman of the Board. The chairman of the Board’s role is to preside at all meetings of the Board and generally to act as a liaison with service providers, officers, attorneys and other directors between meetings. The chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established an Audit Committee and a Nominating and Corporate Governance Committee, both comprised only of non-interested directors, to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad hoc committees, informal working groups or designate one or more members to review and address the policies and practices of the Fund or to liaise with the Fund’s Chief Compliance Officer or service providers, including staff of UBS AM, with respect to certain specified matters. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. Each committee meets as appropriate to conduct the oversight functions delegated to the committee by the Board and reports its findings to the Board. The Board and Audit Committee conduct annual assessments of their oversight function and structure. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The directors have determined that the Board’s leadership and committee structure is appropriate because it

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allows the Board to exercise informed and independent judgment over the matters under its purview and to allocate areas of responsibility among committees of Independent Directors and the full Board in a manner that enhances the full Board’s oversight.

The Fund has engaged UBS AM to manage the Fund on a day-to-day basis. The Board is responsible for overseeing UBS AM and other service providers in the operations of the Fund in accordance with the 1940 Act, applicable state and other laws, and the Fund’s charter. The Board reviews, on an ongoing basis, the Fund’s performance, operations and investment strategies and techniques. The board also conducts reviews of UBS AM and its role in running the operations of the Fund.

The Board has concluded that, based on each nominee’s and other director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other nominees and other directors, each nominee and other director should serve as a director. In determining that a particular nominee or other director is qualified to serve as a director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the nominees and other directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all nominees and other directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with other Board members, UBS AM, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as directors. In addition, where applicable, the Board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A nominee’s/director’s ability to perform his or her duties effectively may have been attained through a nominee’s/director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other funds in the fund complex, other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee or other director that led the Board to conclude that he or she should serve as a director.

Mr. Armstrong has served as a director of the Fund and as a director/trustee of other funds in the fund complex for approximately two decades, including as a member and/or chair of various Board committees. Mr. Armstrong has served as chairman of the Board since 2004. Most recently, Mr. Armstrong has been chairman and principal of a management consulting firm. From 1982 through 1995, Mr. Armstrong had been president or chairman of several international consumer packaged goods companies, including (1) chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters); (2) partner of the New England Consulting Group (management consulting firm); and (3) managing director of LVMH U.S. Corporation (US subsidiary of the French luxury goods conglomerate, Louis Vuitton Moët Hennessy Corporation) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (responsible for such brands as Canada Dry and Dr. Pepper, among many others). He also served as president of Cluett Peabody & Company (textile/apparel, including such well-known brands as Arrow shirts and Gold Toe socks).

Amb. Burt has also served as a director of the Fund and as a director/trustee of other funds in the fund complex for approximately two decades, including as a member and/or chair of various board committees. Amb. Burt has many years of experience in advising companies regarding international investment and risk management. Amb. Burt also currently serves, or has served, on the boards of directors of several funds outside of the UBS AM fund complex and has served as a director on other corporate boards. Amb. Burt

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was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989–1991) and the US Ambassador to the Federal Republic of Germany (1985–1989). He had also been a partner of McKinsey & Company (management consulting firm).

Prof. Feldberg has served as a director of the Fund and other mutual funds in the fund complex for over two decades. Prof. Feldberg has held several prestigious positions at Columbia Business School and the Graduate School of Business at Columbia University, including Dean and Professor of Management. He is also a senior advisor to Morgan Stanley and serves on the boards of several public companies.

Messrs. Bernikow and Garil and Ms. Higgins were elected as directors of the Fund and the other funds in the fund complex during 2005–2006. Messrs. Bernikow and Garil and Ms. Higgins also serve as members and/or chairs of various board committees.

Mr. Bernikow has extensive accounting and finance experience (being a certified public accountant and having served for many years as the Deputy Chief Executive Officer of Deloitte & Touche LLP, one of the four largest independent registered public accounting firms in the US) and currently serves, or has served, on the boards and committees of various public companies and a national bank.

Mr. Garil has four decades of experience in the fund management business and for much of that time he served as an executive of a fund adviser and as a member of fund boards. He began his career at the US Securities and Exchange Commission.

Ms. Higgins has experience as a portfolio manager for a major US trust bank and has held senior executive positions and/or directorships at several major charitable organizations.

Mr. Malpass became a director of the Fund in May 2014. Mr. Malpass is currently president of Encima Global, LLC, an economic research and consulting firm. In addition to having been the Chief Economist at Bear, Stearns & Co., he has held positions with the US Department of State (Deputy Assistant Secretary for Interamerican Affairs), the US Treasury Department (Deputy Assistant Secretary for Developing Nations, Legislative Manager) and the US Congress Joint Economic Committee staff, in addition to other government positions. He also is a director of an exchange listed business development company and serves on its audit committee. Mr. Malpass is also a certified public accountant.

Additional details about each nominee and other director’s professional experience is included above in the table under Proposal 1. That table contains information regarding other directorships currently held by board members. In addition, during the five years ended December 31, 2015, the following directors were members of the boards of the following companies: (1) Prof. Feldberg—SAPPI, Ltd. (producer of paper); and (2) Amb. Burt—director of IGT, Inc. (provides technology to gaming and wagering industry).

Risk oversight

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. Day-to-day risk management with respect to the Fund is the responsibility of UBS AM or other service providers (depending on the nature of the risk), subject to supervision by UBS AM. Each of UBS AM and other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some are simply beyond any control of the Fund

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or UBS AM, its affiliates or other service providers. As part of its regular oversight of the Fund, the Board, directly or through a committee, reviews reports from, among others, management, the Fund’s Chief Compliance Officer, its independent registered public accounting firm, counsel, and internal auditors for UBS AM or its affiliates, as appropriate, regarding risks faced by the Fund and UBS AM’s risk oversight programs. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers; the Board has designated one of its members to liaise with the Chief Compliance Officer between Board meetings to assure that significant compliance issues identified by the Chief Compliance Officer will be brought to the attention of the full Board in a timely and appropriate manner. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and shareholder meetings

The Board of Directors of the Fund met [                ] times during the fiscal year ended November 30, 2015. [Each director attended all of the Board meetings during the last fiscal year.] The Fund’s directors are not required to attend the Fund’s annual meetings, and no directors attended the annual meeting of shareholders in 2015.

Committees

The Board has established an Audit Committee that acts pursuant to a written charter (“Audit Committee Charter”) and is responsible for, among other things: (i) overseeing the scope of the Fund’s audit; (ii) overseeing the Fund’s accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as determining the compensation thereof. The Audit Committee Charter is attached as Exhibit B; the Audit Committee Charter is not available on UBS AM’s website. In furtherance of its duties, the Audit Committee also is responsible for, among other things: receiving reports from the Fund’s independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring of UBS AM and the Fund’s independent registered public accounting firm as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; and reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm may have encountered during the conduct of the audit.

Although the Audit Committee has the responsibilities set forth in its Audit Committee Charter and described above, it is not responsible for planning or conducting the Fund’s audit or determining whether the Fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. In fulfilling their responsibilities under the Fund’s Audit Committee Charter, it is recognized that (i) the members of the Audit Committee are not full-time employees of the Fund; (ii) it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or any other types of auditing and accounting reviews or procedures or to set auditor independence standards; and (iii) each member of the Audit Committee shall be entitled to rely on: (a) the integrity of those persons within or outside of the Fund from whom he or she receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS AM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accounting firm to the Fund. The review of the Fund’s financial statements by the Fund’s Audit Committee is not of the same quality as the audit performed by the independent registered public accounting firm.

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None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his or her independence from management or the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds. Each member of the Fund’s Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS AM serves as investment advisor or manager. The Audit Committee met seven times during the fiscal year ended November 30, 2015, and all members attended 75% or more of those meetings.

The Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; (c) received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm its independence; and (d) based upon its review of the above, recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2015. The members of the Audit Committee are Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Bernard H. Garil, Heather R. Higgins and David Malpass. In addition to serving on the Audit Committee, Mr. Bernikow currently serves as a member of the audit committees of at least three other public companies not affiliated with the UBS AM funds he oversees. The Board has determined that Mr. Bernikow’s simultaneous service on the audit committees of these other public companies does not impair his ability to effectively serve on the Audit Committee.

The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (“Nominating and Corporate Governance Committee Charter”). The Nominating and Corporate Governance Committee is responsible for, among other things, identifying, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board; making recommendations to the Board with respect to compensation of Board and committee members; overseeing an annual evaluation of the Board and its committees; reporting on such evaluation to the Board; and performing such other governance functions as the Board may from time to time delegate to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee Charter is attached as Exhibit C; the Nominating and Corporate Governance Committee Charter is not available on UBS AM’s website. The Nominating and Corporate Governance Committee currently consists of Messrs. Burt and Garil and Ms. Higgins, none of whom is an “interested person” for purposes of the 1940 Act, and all of whom are independent as defined under the listing standards of the NYSE applicable to closed-end funds. The Nominating and Corporate Governance Committee met five times during the fiscal year ended November 30, 2015, and each member attended all of those meetings.

In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and does not believe that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor

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and/or sub-advisors of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders. In addition, the shareholder’s letter must satisfy the requirements of the Fund’s Bylaws as in effect from time to time, including disclosure requirements to be satisfied by proponents of matters to be submitted to a vote of shareholders. A copy of the related requirements of the Fund’s Bylaws as in effect as of the date of this proxy statement is attached as Exhibit D.

The Board does not have a standing compensation committee. Shareholders can send other communications to the Board care of its Chairman at the following address: Mr. Richard Q. Armstrong—c/o Keith A. Weller, Assistant Fund Secretary, UBS Asset Management (Americas) Inc., 1285 Avenue of the Americas, 12th Floor, New York, NY 10019.

Information about independent director ownership of securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM

As of December 31, 2015, the Independent Directors or their immediate family members did not own any securities issued by UBS AM or any company controlling, controlled by or under common control with UBS AM.

Compensation

Each Independent Director receives, in the aggregate from the UBS AM funds he or she oversees, an annual retainer of $120,000 and a $20,000 fee for each regular joint board meeting of the boards of those funds (and each in-person special joint board meeting of the boards of those funds) actually attended. Independent Directors who participate in previously scheduled joint in-person meetings of the boards of the UBS AM funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person joint meetings of the boards of the UBS AM funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent Director receives from the relevant fund $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where a fund’s board must meet separately from the regularly scheduled joint board meetings. Independent Directors who participate in scheduled telephonic meetings of the board(s) of one or more UBS AM funds are paid $1,000 for each such meeting actually attended.

The chairman of the boards receives annually an additional $60,000; the chairperson of the Audit Committee receives annually an additional $35,000; the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000. In addition, a board member who

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undertakes a special assignment to provide special assistance in coordinating the board’s oversight of compliance matters, contract reconsideration matters or efforts to comply with money market fund reform rules adopted by the US Securities and Exchange Commission (currently Heather R. Higgins, Bernard H. Garil and David Malpass (for whom such additional fees are allocated to the UBS money market funds only), respectively) receives annually an additional $25,000. Independent Directors who are also members of the Audit Committee and/or the Nominating and Corporate Governance Committee are paid in the aggregate from the UBS AM funds he or she oversees, annual retainers of $10,000 and $5,000, respectively, in connection with his or her membership on the Audit Committee and/or Nominating and Corporate Governance Committee. The foregoing fees are allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense is allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense is allocated according to the number of such funds. No officer, director or employee of UBS AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the Fund’s nominees/other directors.

Compensation table†

Name of person, position	Aggregate compensation from the Fund*	Total compensation from the Fund and the Fund complex**
Richard Q. Armstrong, director	$4,082	$292,000
Alan S. Bernikow, director	3,660	267,000
Richard R. Burt, director	3,730	262,000
Meyer Feldberg, director††	0	224,493
Bernard H. Garil, director	3,660	262,000
Heather R. Higgins, director	3,660	262,000
David Malpass, director	3,238	250,750

†	Except as discussed elsewhere herein, only Independent Directors were compensated by the funds for which UBS AM serves as investment advisor or manager.

††	Professor Feldberg is an “interested person” of the Fund by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS AM provides that the fund may bear a portion of the compensation to a director who is not an interested person of the fund by reason of affiliation with UBS AM or any of UBS AM’s affiliates, and (ii) otherwise by UBS AM. Accordingly, the compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the fund complex for which UBS AM does not serve as investment advisor or manager, and (2) funds within the fund complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation. Professor Feldberg is compensated by UBS AM with respect to his service on the Fund’s Board.

*	Represents fees paid to each director during the fiscal year ended November 30, 2015.

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**	Represents fees paid during the calendar year ended December 31, 2015 to each board member by: (a) 11 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, Garil and Malpass and Ms. Higgins; and (b) 19 investment companies in the case of Professor Feldberg, for which UBS AM or one of its affiliates served as investment advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Proposal 2: Liquidation and dissolution of the Fund

Rationale for the proposed liquidation and dissolution

After careful deliberation and a thorough review of the available alternatives and consistent with the recommendation of management, the Board determined that the Liquidation Proposal would be in the best interests of the Fund, and adopted and approved a Plan of Liquidation and Dissolution (the “Plan”) subject to the approval of the Fund’s shareholders at the Shareholder Meeting. The Board recognizes that the Fund has delivered significant value to shareholders since its inception, but other facts and circumstances have led the Board and UBS AM to believe that, on balance, liquidation and dissolution would be in the best interests of the Fund and its shareholders.

In determining to recommend to shareholders the liquidation and dissolution of the Fund, the Board considered a variety of factors, including (in no particular order):

•

Liquidation and dissolution would benefit all Fund shareholders. The Board has concluded that the liquidation and dissolution of the Fund would be the best option for all of the Fund’s shareholders. All shareholders would receive net asset value (“NAV”) for their investment in the Fund through a “liquidating distribution.” Liquidation would allow portfolio securities to be sold and the proceeds to be distributed to shareholders in an orderly and equitable manner. The Board and UBS AM believe that an orderly liquidation of the Fund’s portfolio holdings is very important for all shareholders and will help maximize shareholder value.

•

The Fund’s persistent and intractable discount. The Board notes that the Fund had been trading at a significant discount to its NAV for an extended period of time, and that the discount had only widened more recently in the period preceding its October 13, 2015 press release announcing the intention to liquidate. Furthermore, previous actions undertaken by the Board and UBS AM to address the discount, most recently by modifying the managed distribution policy, had not significantly reduced the discount.

•

Activist investor interest. A significant portion of the Fund’s shares are held by activist shareholders and shareholders who tend to vote with activists. The Board and UBS AM believe that a significant percentage of the Fund’s shareholder base may not wish to see the Fund continue to operate under these circumstances and may prefer that the Fund be liquidated.

•

Alternatives to liquidation are less desirable or infeasible. After considering possible alternatives to liquidation, the Board has determined that such methods of addressing the discount likely would be less beneficial to shareholders than liquidation of the Fund. Such alternatives could require the commitment of significant additional resources, which would not be available, are otherwise infeasible, or would provide no guarantee that the discount would be reduced.

Consideration of the proposed liquidation and dissolution at the Annual Meeting

On October 13, 2015, the Fund announced that the Board had determined to recommend to the shareholders the Liquidation Proposal at the next annual meeting of shareholders.

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Mechanics of the proposed liquidation and dissolution

If the Liquidation Proposal is approved by shareholders, the liquidation and dissolution of the Fund would be effected in accordance with the terms of the Plan appended as Exhibit A hereto, which has been approved by the Board and is summarized below. This summary is qualified in its entirety by reference to the Plan. Shareholders are urged to read the Plan in its entirety, as it describes:

•	The manner in which liquidation proceeds would be paid to shareholders. Each share of the common stock would be entitled to receive the then-current NAV per share of common stock of the Fund;

•	The process of delisting the Fund from the New York Stock Exchange (“NYSE”); and

•	The process of deregistering the Fund under the Investment Company Act of 1940 and filing articles of dissolution with the State of Maryland.

If the Liquidation Proposal is approved by shareholders, the Plan would become effective as of the date of such approval. As soon as reasonably practicable thereafter, the Board would determine a “cessation date” after which the Fund would cease its business as an investment company and would not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, liquidating portfolio securities, discharging or making reasonable provision for the payment of all liabilities and distributing its remaining assets to shareholders.

Although under the Plan, the Board has the authority to change the Plan to facilitate the liquidation of the Fund, or to abandon the Plan if at any time it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders, the Board does not anticipate doing so, absent compelling new circumstances under which a change in or abandonment of the Plan is necessary to prevent significant damage to the interests of the Fund and all of its shareholders.

Tax consequences of liquidation and dissolution

The following summary provides general information with regard to the federal income tax consequences to shareholders relating to receipt of liquidating distributions from the Fund pursuant to the provisions of the Plan. Shareholders should consult with their own tax advisors for advice regarding the application of current US federal tax law to their particular situation and with respect to potential state, local or other tax consequences of the Plan.

If the Liquidation Proposal is approved by shareholders and the Fund proceeds to liquidate and dissolve, the Fund intends to continue to satisfy all of the qualification requirements for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for its final taxable year, and therefore expects not to be taxed on any of the Fund’s capital gains realized from the sale of its assets or ordinary income that the Fund timely distributes to shareholders. Prior to making liquidating distributions to shareholders, the Fund intends to declare dividends necessary to satisfy the income and excise tax distribution requirements for its final taxable year, and to make any such distribution either prior to or at the time of the liquidating distributions.

A shareholder who receives liquidating distributions will be treated as having received the distribution in exchange for the shareholder’s stock in the Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Fund stock. If a shareholder holds stock as capital assets, the gain or loss will be characterized as a capital gain or loss. If the stock has been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum U.S. federal tax rate of 15% or 20%, and any such loss will be treated as

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long-term capital loss. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss, except that any loss realized with respect to stock in the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the stock.

The Board, including the Independent Directors, unanimously recommends that shareholders vote “FOR” the proposed liquidation.

Information concerning independent registered public accounting firm

The Fund’s financial statements for the fiscal year ended November 30, 2015, were audited by Ernst & Young LLP (“Ernst & Young”), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young’s independence. In February 2016, the Audit Committee of the Fund is expected to consider the approval of Ernst & Young as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2016, and such selection is expected to be considered by the Fund’s Board. Ernst & Young has been the Fund’s independent registered public accounting firm since the Fund’s inception in October 1992. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Audit fees

The aggregate audit fees billed by Ernst & Young for professional services rendered to the Fund for the audit of each of the last two fiscal years ended November 30, 2015 and November 30, 2014 were approximately $85,113 and $69,564, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees

The aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,000 and $4,490, respectively, in each of the fiscal years ended November 30, 2015 and November 30, 2014.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements and (2) review of the consolidated 2014 and 2013 reports on the profitability of the UBS funds to UBS AM and its affiliates to assist the Board members in their annual advisory/administration contract reviews.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

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Tax fees

The aggregate tax fees billed by Ernst & Young for services rendered to the Fund for each of the fiscal years ended November 30, 2015 and November 30, 2014 were approximately $6,050 and $7,001 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees

For the fiscal years ended November 30, 2015 and November 30, 2014, there were no fees billed by Ernst & Young for other products and services provided to the Fund other than the services reported above. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS AM and entities that control, are controlled by or are under common control with UBS AM that provide services to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2015 and November 30, 2014 on behalf of (i) the Fund’s service providers that relate directly to the operations and financial reporting of the Fund, or (ii) the Fund itself. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

The Audit Committee shall:

Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS [Asset Management (Americas) Inc. (“UBS [AM]”)] and any Covered Service Providers, if the engagement

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not (footnote continued on next page)

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relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS [AM] or the Fund’s officers).

Aggregate non-audit fees

For the fiscal years ended November 30, 2015 and November 30, 2014, the aggregate non-audit fees billed by Ernst & Young of approximately $311,097 and $302,518, respectively, included non-audit services rendered on behalf of the Fund of approximately $9,050 and $11,491, respectively, and non-audit services rendered on behalf of the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund of approximately $311,097 and $291,027 respectively.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining Ernst & Young’s independence.

include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS [AM] and any service providers controlling, controlled by or under common control with UBS [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment advisor and (c) any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

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Executive officers

Officers of the Fund are appointed by the directors and serve at the pleasure of the Board. None of the Fund’s officers currently receives any compensation from the Fund. The executive officers of the Fund are:

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer
Joseph Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)	Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS AM and UBS Asset Management (US) Inc. (collectively, “UBS AM—Americas region”). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

18

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer
Mark E. Carver*; 52	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product—related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President and Treasurer	Since 2000 (Vice President); since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Scott E. Dolan**; 49	Vice President	Since 2012	Mr. Dolan is a managing director and co-head of US multi-sector fixed income at UBS AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS AM. He also serves as a member of UBS AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS AM serves as investment advisor or manager.

19

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer
John Dugenske**; 49	Vice President	Since 2012	Mr. Dugenske is a managing director and global head of fixed income for the global asset management division of UBS Group AG (since 2013; previously, head of North American fixed income from 2009 to 2013 at UBS AM—Americas region). He has overall responsibility for fixed income investment capabilities for the global asset management division of UBS Group AG and is a member of the UBS Asset Management Executive Committee. He also chairs the UBS AM Fixed Income Investment Committee. He is a vice president of one investment company (consisting of one portfolio) for which UBS AM serves as investment advisor or manager.

Craig G. Ellinger**; 45	Vice President	Since 2012	Mr. Ellinger is a managing director and the head of US Investment Grade and Global High Yield Fixed Income at UBS AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS AM—Americas region (since 2008). In this role, he oversees US investment grade and global high yield portfolio management team. Mr. Ellinger is vice president of two investment companies (consisting of two portfolios) for which UBS AM serves as investment advisor or manager.

Brian Fehrenbach**; 50	Vice President	Since 2012	Mr. Fehrenbach is a managing director and co-head of US multi-sector fixed income at UBS AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis, and has been with UBS AM since 2006. He also serves as a member of UBS AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS AM serves as investment advisor or manager.

20

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer
Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and counsel to the Americas chief compliance officer (since January 2016) (prior to which he was an associate general counsel) (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Federico Kaune**; 50	Vice President	Since July 2015	Dr. Kaune is a managing director and Head of Emerging Markets Debt (since July 2015) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Dr. Kaune was a Senior Portfolio Manager at Baffin Advisors (2014-2015) and had held various roles at Morgan Stanley Investment Management, including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager (2002-2014). Dr. Kaune is a vice president of two investment companies (consisting of two portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 57	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM-Americas Region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

21

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer
Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Cindy Lee*; 40	Vice President and Assistant Treasurer	Since 2014	Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor; 40	Vice President and Assistant Secretary	Since September 2015	Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

22

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer
Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of the UBS Asset Management division of UBS Group AG (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

23

Name, address, and age	Position(s) held with the Fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in Fund complex for which person serves as officer
Mandy Yu*; 32	Vice President	Since 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

†	Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Beneficial ownership of shares

The following information is based upon a review of public filings. As of January [    ], 2016, management believed that the following person owned beneficially 5% or more of the common stock of the Fund:

Title of class	Name and address of beneficial owner	Amount of shares beneficially owned	Percent of class
Common Stock	First Trust Portfolios L.P.; First Trust Advisors L.P.; The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,429,752*	[13.31%]**

*	First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold shares of common stock of the issuer. No individual unit investment trust sponsored by First Trust Portfolios L.P. holds more than 3% of the issuer’s common stock. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold shares of common stock of the issuer. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

**	First Trust Portfolios L.P. made the filing upon which this information is based for a reporting event occurring on December 31, 2014. Percent of class is based on the number of shares outstanding as of January [ ], 2016.

24

Section 16(a) beneficial ownership reporting compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board member or officer.

Shareholder proposals

Any shareholder who wishes to submit proposals for inclusion in the Fund’s proxy materials for a subsequent shareholders meeting should send such proposals to the Secretary of the Fund at UBS Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606. In order to be considered for inclusion in the Fund’s proxy materials for the 2017 annual meeting of shareholders (if the Fund is not earlier liquidated and dissolved in 2016), shareholder proposals must be received by the Fund no later than October 1, 2016.

Any shareholder who wishes to submit proposals to be considered at a subsequent shareholders meeting and not to be included in the Fund’s proxy materials should send such proposals to the Secretary of the Fund at UBS Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606. In order to be considered at the Fund’s 2017 annual meeting of shareholders (if the Fund is not earlier liquidated and dissolved in 2016), shareholder proposals must be received by the Fund no earlier than September 1, 2016 and no later than October 1, 2016.

To the extent that the Fund is not liquidated before then, shareholder proposals that are submitted in a timely manner either for inclusion in the Fund’s proxy materials, or otherwise for presentation at the Fund’s 2017 annual meeting of shareholders, will not necessarily be included in the Fund’s proxy materials or be able to be presented at the 2017 annual meeting of shareholders (if there is one). Inclusion or presentation of such proposals, as applicable, is subject to limitations under the federal securities laws and informational requirements of the Fund’s current Bylaws (attached as Exhibit D), as in effect from time to time.

Currency of information

Shareholders should note that information and data provided in this proxy statement is current only as of the dates indicated.

Solicitation of proxies

Your vote is being solicited by the Board. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

In addition, the Fund has made arrangements with a professional proxy solicitation firm, Georgeson Inc., to assist with solicitation of proxies. The Fund anticipates that the cost of engaging the proxy solicitor and related costs will be approximately $[        ], plus expenses.

25

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote.

The directors and officers of the Fund, or regular employees and agents of UBS AM and UBS Financial Services Inc., may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the meeting.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on March 28, 2016

This proxy statement, along with the Fund’s annual report for the fiscal year ended November 30, 2015, are available free of charge on the Fund’s website at http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html.

Other business

Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon in their discretion.

By order of the Board of Directors,

Mark F. Kemper

Vice President and Secretary

January [28], 2016

It is important that you execute and return your proxy promptly.

26

Exhibit A

Plan of Liquidation and Dissolution

Strategic Global Income Fund, Inc.

This Plan of Liquidation and Dissolution (the “Plan”) is adopted by Strategic Global Income Fund, Inc. (the “Fund”), a Maryland corporation. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (collectively, the “Code”) with respect to the Fund. The Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with applicable law and the Fund’s Articles of Incorporation and Amended and Restated Bylaws (the “Bylaws”).

WHEREAS, a majority of the Fund’s Board of Directors (the “Board”), including a majority of its Directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), has determined, on the basis of a recommendation from UBS Asset Management (Americas) Inc. (“UBS AM”) and after consideration of all of the surrounding circumstances, that the continuation of the Fund is not in the best interests of the Fund or its stockholders as a result of factors and events adversely affecting the ability of the Fund to continue to conduct its business and operations in a manner that benefits the Fund and its shareholders; and

WHEREAS, the Board, on behalf of the Fund, has determined that it is in the best interests of the Fund and its stockholders to liquidate and dissolve the Fund; and

WHEREAS, the Board has adopted this Plan as the method of liquidating and dissolving the Fund and has directed that the liquidation and dissolution of the Fund pursuant to this Plan be submitted to stockholders of the Fund for approval;

NOW THEREFORE, the liquidation and dissolution of the Fund will be carried out in the manner hereinafter set forth:

1.	Effective Date of Plan. The Plan will become effective upon its approval by the affirmative vote of the holders of the requisite number of outstanding shares of the Fund at a meeting of stockholders called for the purpose of voting upon the Plan. The day of such approval is hereinafter referred to as the “Effective Date.”

2.	Liquidation. As promptly as reasonably practicable following the Effective Date, but in no event later than December 31, 2016 (absent unforeseen circumstances), the Fund will be liquidated in accordance with Section 331 of the Code.

3.	Dissolution. As promptly as reasonably practicable, consistent with the provisions of the Plan, the Fund will be dissolved in accordance with the laws of the State of Maryland, the Articles of Incorporation and the Bylaws.

4.

Cessation of Business. As soon as is reasonably practicable after the Effective Date, the Board will determine a “Cessation Date” after which the Fund will cease its business as an investment company and will not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing the assets to stockholders of the Fund in complete liquidation of the Fund in accordance with the provisions of the Plan after the payment of amounts owed to (or reservation of assets for payment of such amounts to) all creditors of the Fund and discharging or making reasonable provisions for the Fund’s liabilities.

5.	Restriction on Transfer of Common Stock. The proportionate interests of common stockholders in the assets of the Fund will be fixed on the basis of their respective stockholdings at the close of business on the Cessation Date. On the Cessation Date, the books of the Fund will be closed with respect to the Fund’s common stockholders. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the common stockholders’ respective interests in the Fund’s assets will not be transferable, and the Fund’s common stock will cease to be traded on the New York Stock Exchange (“NYSE”).

6.	Notice to Stockholders. As soon as practicable after the Cessation Date (or before that date, if deemed necessary or appropriate by the officers of the Fund), the Fund will provide notice to the Fund’s stockholders and other appropriate parties (which may be by the issuance of a press release) that this Plan has been approved by the Board and the stockholders, and that the Fund will be liquidating its assets and redeeming its shares.

7.	Payment of Debts. As soon as is reasonably practicable after the Effective Date, subject to the provisions of Section 10 hereof, the Fund will determine and pay, or set aside in cash or equivalents, the amount of all known or reasonably ascertainable claims and obligations, including all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown, prior to the date of the liquidating distribution provided for in Section 9 below.

8.	Liquidation of Assets. As soon as is reasonably practicable on or after the Effective Date, all portfolio securities of the Fund will be converted to cash or cash equivalents.

9.	Liquidating Distribution for Common Stock. As soon as reasonably practicable after paying, or setting aside the amount to pay, amounts owed to creditors and other liabilities pursuant to Section 7 above, the Fund will distribute pro rata to the Fund’s holders of common stock of record as of the close of business on the Cessation Date all of the remaining assets of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Cessation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Cessation Date, and (ii) pay such contingent liabilities as the Board reasonably deems to exist against the assets of the Fund on the Fund’s books.

If the Fund is unable to make distributions to all of the Fund’s stockholders because of the inability to locate stockholders to whom liquidating distributions are payable, the Board may create, in the name and on behalf of the Fund, a fund or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such fund or account for the benefit of those stockholders that cannot be located. The expenses of such fund or account will be charged against the assets therein.

10.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Fund will, by the Cessation Date, have declared a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Fund’s stockholders all of the Fund’s income for the taxable years ending at or prior to the Cessation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Cessation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

11.	Management and Expenses of the Fund. The Fund will bear all expenses incurred in connection with the carrying out of this Plan with respect to the Fund including, but not limited to, all printing, legal, accounting, transfer agency and custodian fees, and the expenses of any notices to, or meeting of, stockholders. Expenses incurred by the Fund in the ordinary course during the liquidation, including without limitation Fund transaction costs, will continue to be treated as Fund expenses. Expenses to be incurred after payment of the liquidating distribution described in Section 9 above will be estimated and set aside as contemplated in that Section.

12.	Power of Board of Directors. The Board and the officers of the Fund will have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary, appropriate or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Fund will not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

13.	Delegation of Authority to the Fund’s Officers. The officers of the Fund, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Cessation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the stockholders of the Fund.

14.	Amendment or Abandonment of Plan. The Board of Directors will have the authority to authorize or ratify such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Fund’s assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of the Fund’s net assets to stockholders in liquidation of the shares in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan. The Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

15.	Filings. The Board hereby directs the officers of the Fund to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the dissolution of the Fund with the Internal Revenue Service and with any other taxing authority, the State of Maryland, the Securities and Exchange Commission, the New York Stock Exchange or any other authority.

16.	De-registration under the 1940 Act. Following the Cessation Date, the Fund will prepare and file a Form N-8F with the Securities and Exchange Commission in order to de-register the Fund under the 1940 Act. The Fund will also file such other forms with the SEC as may be required, including, but not necessarily limited to, a final Form N-SAR (a semi-annual report) and perform any other action as is required by applicable law with respect to de-registration of the Fund.

17.	Articles of Dissolution. Consistent with the provisions of the Plan, the Fund will be dissolved in accordance with the laws of the State of Maryland and the Fund’s Articles of Incorporation. As soon as the Board or the officers of the Fund deem appropriate, the Fund will prepare and file Articles of Dissolution with and for acceptance for record by the State Department of Assessments and Taxation of Maryland.

18.	Fund Only. The obligations of the Fund entered into in the name or on behalf thereof by any of the Directors, officers, representatives or agents of the Fund are made not individually, but only in such capacities, and are not binding upon any of the Directors, officers, stockholders, representatives or agents of the Fund personally, but bind only the assets of the Fund.

Exhibit B

Audit committee charter amended and restated as of May 12, 2004

(with revisions through September 2015)

Establishment and purpose

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the Fund’s independent auditors.

In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund’s audit, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

Duties and responsibilities

Audit oversight.    The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1.	Approve, and recommend to the Board for the Board’s ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that

[1]

The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global or the Fund’s officers).

3.	Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors’ independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

4.	Review, in consultation with the independent auditors, the scope of the Fund’s proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund’s financial statements.

5.	Inquire of UBS Global and the independent auditors as to the Fund’s qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

6.	[Closed-end Funds only] Review and discuss the Fund’s audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund’s disclosure of management’s discussion of Fund performance.

7.	Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management’s response.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment advisor and (c) any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

8.	Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

9.	Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund’s service providers.

10.	Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund’s sub-advisor(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund’s sub-advisor(s), if any, that relates to services rendered to the Fund.

11.	Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund’s investment advisor (including sub-advisors, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

12.	Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

13.	[Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund’s officers and UBS Global; and prepare the audit committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders.

14.	[Closed-end Funds only] At least annually, obtain and review a report by the Fund’s independent auditors describing (i) the independent auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors’ independence) all relationships between the independent auditor and the Fund.

15.	[Closed-end Funds only] Discuss in general the Fund’s periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

16.	[Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

17.	[Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund’s independent auditors.

18.	[Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board’s review.

19.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In performing its duties, the Committee shall be provided by UBS Global, the Fund’s sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers and, as it determines necessary to carry out its duties and at the Fund’s expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund’s independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

Composition

The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange’s Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.2

In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an “audit committee financial expert,” as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee

[2]	In the case of a newly-organized UBS fund, the Chairperson’s term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

may request any officer or employee of the Fund, the Fund’s counsel, UBS Global, the Fund’s sub-advisor(s), if any, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund’s independent auditors at least once a year outside the presence of the Fund’s officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund’s officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

Limits on role of committee

While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund’s audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund’s financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

UBS Managed Municipal Trust

UBS Investment Trust

UBS Money Series

UBS PACE Select Advisors Trust

UBS RMA Money Fund Inc.

UBS RMA Tax-Free Fund Inc.

Master Trust

*Strategic Global Income Fund, Inc.

*Global High Income Fund Inc.

*Managed High Yield Plus Fund Inc.

*	Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

Appendix B

Audit committee financial expert requirements

An “audit committee financial expert” is a person who has the following attributes:

an understanding of generally accepted accounting principles and financial statements;

the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

an understanding of internal controls and procedures for financial reporting; and

an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

other relevant experience.

Appendix C

Policies of the audit committee regarding concerns or complaints relating to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund

Introduction

The following policies are adopted by the Board of each fund (“Fund”) advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) listed on Appendix A to the Fund’s Audit Committee Charter (“Charter”).

These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 11 of “Duties and Responsibilities—Audit Oversight” in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment advisor (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a “Service Provider”) and (3) protections for such persons bringing complaints or concerns to the attention of the Board’s Audit Committee (the “Committee”).

Reporting

It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or BNY Mellon Investment Servicing (US), Inc.), contact UBS Global AM via the whistleblower hotline referenced below (unless such person believes that using such would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider’s reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

Non retaliation

The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following “Covered Activities”:

1.	reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

2.	assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

3.	filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

Confidentiality

Reasonable efforts will be made to keep a reporting person’s identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee) at the Chairman’s (or other Committee member’s) address as specified in the Fund’s Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

Whistleblower hotline & web-site

Where circumstances preclude the use of conventional channels (oral or written report to line manager, Head of Compliance, Regional General Counsel or Human Resources), UBS Global AM has established a whistleblower hotline and a dedicated whistleblower intranet site to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The whistleblower intranet site can only be accessed through the internal network available to UBS Global AM employees. The whistleblower hotline can be reached either internally or externally; external calls to the whistleblower hotline can be made toll-free. The dedicated web-site consists of a whistleblower form with instructions for submission. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Regional Responsible Counsel will be authorized to take steps to investigate the matter. Please utilize the hotline and the mailbox only for this stated purpose. The whistleblower hotline number is toll-free 1-888-968-4827 (when prompted for your user ID and pin code, press 1# to proceed directly to the hotline). Written submissions should be addressed to: UBS Global Asset Management (Americas) Inc., Attn: Chief Compliance Officer, 1285 Avenue of the Americas, New York, NY 10019-6028.

Breach of this policy

Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund’s or a Service Provider’s reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board’s decision to terminate any Fund contracts or other relationships with the Service Provider.

Retention and treatment of information regarding concerns and complaints

The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

(May 2004, with revisions through July 2013)

Exhibit C

Nominating and corporate governance committee charter (with revisions through September 2015)

Establishment and purpose

This document serves as the Charter for the Nominating and Corporate Governance Committee (the “Committee”) of the Board of each fund (the “Fund”) advised by UBS Global Asset Management (Americas) Inc. listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the “Board”) of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and (e) periodically assess the functioning of the Board and its committees (including the Committee).

Composition

1.	The Committee shall consist of three or more Board members who are not “interested persons” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the “NYSE”). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member’s resignation or removal from the Board or the Committee.

2.	The Committee shall elect a chairperson (the “Chairperson”) of the Committee, who shall preside over Committee meetings.

3.	The compensation of the Chairperson and the Committee members shall be as determined by the Board.

Nomination and appointment policy

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•

whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•

the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

•	the interplay of the candidate’s experience with the experience of other Board members; and

•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund’s disclosure documents. The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

Duties and responsibilities

1.	The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

2.	The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

3.	The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

4.	The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.

5.	The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

6.

The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the

Board. As part of the Committee’s annual evaluation of the Board, the Chairperson of the Committee shall survey each Board member regarding the Board member’s assessment of the competency and performance of the other members of the Board and the Chairperson of the Board shall survey each Board member, other than the Chairperson of the Committee, regarding the Board member’s assessment of the competency and performance of the member of the Board serving as the Chairperson of the Committee.

7.	The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

Subcommittees

1.	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Meetings

1.	The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

2.	One-half of the Committee’s members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

3.	The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

4.	The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

5.	The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

Reporting

1.	The Chairperson shall report to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Amendments

1.	This Charter may be amended by a vote of a majority of the Board members.

Schedule A

UBS Managed Municipal Trust

UBS Investment Trust

UBS Money Series

UBS PACE Select Advisors Trust

UBS RMA Money Fund Inc.

UBS RMA Tax-Free Fund Inc.

Master Trust

Strategic Global Income Fund, Inc.

Global High Income Fund Inc.

Managed High Yield Plus Fund Inc.

Exhibit D

Article II, Section 11 of the Fund’s Bylaws amended and restated as of May 2010

Section 11. Advance Notice of Stockholder Nominees for Director and other Stockholder Proposals.

(a)	Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2)	For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3)	Such stockholder’s notice shall set forth:

(i)	as to each individual whom the stockholder proposes to nominate for election or reelection as a Director (each, a “Proposed Nominee”),

(A)	all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including the Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and

(B)	whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and the rules promulgated thereunder and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination;

(ii)	as to any business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii)	as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A)	the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)	the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C)	whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any other registered closed-end fund (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company) and

(D)	any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv)	as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A)	the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B)	the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(v)	to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a Director or the proposal of other business on the date of such stockholder’s notice.

(4)	Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a Director that has not been disclosed to the Corporation and (b) will serve as a Director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a Director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market).

(5)	Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of Directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6)	For purposes of this Section 11, “Stockholder Associated Person” of any stockholder means (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b)

Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article II for the purpose of electing Directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a Director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraph (a)(3) of this Section 11, shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)	General. (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a Director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2)	Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as Directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3)	“Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)	Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

Strategic Global Income Fund, Inc.

Proxy

statement

Strategic Global Income Fund, Inc.

Notice of annual meeting to be held on March 28, 2016 and proxy statement

Form of proxy card

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1285 Avenue of the Americas, 14th Floor New York, NY 10019 on March 28, 2016

Please detach at perforation before mailing.

PROXY	STRATEGIC GLOBAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 28, 2016 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY	PROXY

The undersigned shareholder of Strategic Global Income Fund, Inc., a Maryland corporation (the “Company”), hereby appoints Keith A. Weller and Eric Sanders, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held on March 28, 2016 at 10:00 a.m., Eastern time, on the 14th Floor of the UBS Building located at 1285 Avenue of the Americas, New York, New York 10019-6028, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the listed nominees for Class III director and “FOR” the liquidation and dissolution of the Fund. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, either holder should sign. If signing is by attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title unless it is reflected in the form of registration.

Signature	(Title or Authority	)

Signature (if held jointly)	(Title or Authority	)

Date

Form of proxy card

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for Strategic Global Income Fund, Inc.

Annual Meeting of Shareholders to Be Held on March 28, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ubs-27400

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES AND FOR THE LIQUIDATION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:	■

1.	To elect as Class III directors. Nominees:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	01. Richard Q. Armstrong	02. Alan S. Bernikow	03. David Malpass	☐	☐	☐

*INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To approve a proposal that the Fund be liquidated and dissolved pursuant to a Plan of Liquidation and Dissolution:			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxy holders.

HAS YOUR ADDRESS CHANGED? IF YES, PLEASE PROVIDE NEW ADDRESS.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.